EXHIBIT 32.2
                                                                    ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wireless Xcessories Group, Inc. and subsidiaries (the "Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the Securities and Exchange Commission of the date hereof (the "Report"). I, Ronald E. Badke, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





BY: /S/ Ronald E. Badke
    --------------------------------------
    Ronald E. Badke
    Chief Financial Officer and Secretary
    February 28, 2006